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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     May 26, 2000
                                                     ------------


                         INTERPLAY ENTERTAINMENT CORP.
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               (Exact Name of Registrant as Specified in Charter)

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
             Delaware                      0-24363            33-0102707
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   (State or Other Jurisdiction          (Commission       (I.R.S. Employer
        of Incorporation)                File Number)     Identification No.)
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           16815 Von Karman Avenue, Irvine, California              92606
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           (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code    (949) 553-6655
                                                  ------------------------------


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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     Interplay Entertainment Corp. (the "Company") reported that it has been notified by Nasdaq that the Nasdaq listing qualifications staff has determined that the Company does not meet certain listing criteria for the Nasdaq Stock Market's National Market. The Company believes it is in compliance with those criteria, and has requested a hearing before the Nasdaq Listing Qualifications Panel, currently scheduled for June 22, 2000, to seek the reversal of that determination.

     A copy of the Company's press release announcing the Nasdaq determination and the hearing is attached as Exhibit 99.1 to this Report and incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c) Exhibits. The following exhibits are filed as part of this Report.

              Exhibit Number    Description

              99.1 Press Release - May 26, 2000 - Interplay Reports Nasdaq Listing Qualifications Hearing.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERPLAY ENTERTAINMENT CORP.



Date:  May 26, 2000                 By:   /s/ Brian Fargo
                                          -----------------------
                                          Brian Fargo,
                                          Chief Executive Officer

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                                 EXHIBIT INDEX


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
                                                                                        Sequentially
Exhibit Number                               Description                               Numbered Page
--------------                               -----------                               -------------
      99.1          Press Release - May 26, 2000 - Interplay Reports Nasdaq                  4
                    Listing Qualifications Hearing.


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